UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 27, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2003 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2003-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-05                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2003-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2003, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

    On October 27, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 27, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2003-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JPMorgan Chase Bank,


Date:  October 28, 2003        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders October 27, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  October 27, 2003



                      Centex Home Equity Loan Trust 2003-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 October 27, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1      85,250,000.00      64,263,304.77    4,993,621.55      98,322.86    5,091,944.41    0.00       0.00       59,269,683.22
AF_2      15,500,000.00      15,500,000.00            0.00      27,822.50       27,822.50    0.00       0.00       15,500,000.00
AF_3      47,400,000.00      47,400,000.00            0.00     106,966.00      106,966.00    0.00       0.00       47,400,000.00
AF_4      63,000,000.00      63,000,000.00            0.00     196,875.00      196,875.00    0.00       0.00       63,000,000.00
AF_5       6,110,000.00       6,110,000.00            0.00      21,593.76       21,593.76    0.00       0.00        6,110,000.00
AF_6      24,200,000.00      24,200,000.00            0.00      73,689.00       73,689.00    0.00       0.00       24,200,000.00
AV_1     129,053,000.00     111,591,704.49    7,345,928.08     138,869.68    7,484,797.76    0.00       0.00      104,245,776.41
AV_2     128,987,000.00     107,793,382.22    6,597,351.85     135,101.04    6,732,452.89    0.00       0.00      101,196,030.37
M_1       42,000,000.00      41,999,999.99            0.00      66,080.00       66,080.00    0.00       0.00       41,999,999.99
M_2       31,500,000.00      31,500,000.00            0.00      79,800.00       79,800.00    0.00       0.00       31,500,000.00
M_3       19,500,000.00      19,500,000.00            0.00      65,346.67       65,346.67    0.00       0.00       19,500,000.00
B          7,500,000.00       7,500,000.00            0.00      30,800.00       30,800.00    0.00       0.00        7,500,000.00
R_1                0.00               0.00            0.00           0.00            0.00    0.00       0.00                0.00
TOTALS   600,000,000.00     540,358,391.47   18,936,901.48   1,041,266.51   19,978,167.99    0.00       0.00      521,421,489.99

AIO_I     82,656,000.00      54,000,000.00            0.00     225,000.00      225,000.00       0.00       0.00    54,000,000.00
AIO_II    53,190,000.00      30,300,000.00            0.00     101,000.00      101,000.00       0.00       0.00    30,300,000.00
AIO_III   53,190,000.00      30,300,000.00            0.00     101,000.00      101,000.00       0.00       0.00    30,300,000.00
X_IO           1,927.13     542,671,830.21            0.00           7.52            7.52       0.00       0.00   525,951,093.27
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1      153214GH7      753.82175683    58.57620587    1.15334733   59.72955320          695.24555097      AF_1         1.836000 %
AF_2      153214GJ3    1,000.00000000     0.00000000    1.79500000    1.79500000        1,000.00000000      AF_2         2.154000 %
AF_3      152314GK0    1,000.00000000     0.00000000    2.25666667    2.25666667        1,000.00000000      AF_3         2.708000 %
AF_4      152314GL8    1,000.00000000     0.00000000    3.12500000    3.12500000        1,000.00000000      AF_4         3.750000 %
AF_5      152314GM6    1,000.00000000     0.00000000    3.53416694    3.53416694        1,000.00000000      AF_5         4.241000 %
AF_6      152314GN4    1,000.00000000     0.00000000    3.04500000    3.04500000        1,000.00000000      AF_6         3.654000 %
AV_1      152314GP9      864.69670980    56.92179244    1.07606704   57.99785948          807.77491736      AV_1         1.400000 %
AV_2      152314GQ7      835.69183111    51.14741679    1.04740044   52.19481723          784.54441432      AV_2         1.410000 %
M_1       152314GR5      999.99999976     0.00000000    1.57333333    1.57333333          999.99999976      M_1          1.770000 %
M_2       152314GS3    1,000.00000000     0.00000000    2.53333333    2.53333333        1,000.00000000      M_2          2.850000 %
M_3       152314GT1    1,000.00000000     0.00000000    3.35111128    3.35111128        1,000.00000000      M_3          3.770000 %
B         152314GU8    1,000.00000000     0.00000000    4.10666667    4.10666667        1,000.00000000      B            4.620000 %
TOTALS                   900.59731912    31.56150247    1.73544418   33.29694665          869.03581665

AIO_I     N/A            653.31010453     0.00000000    2.72212544    2.72212544          653.31010453      AIO_I        5.000000 %
AIO_II    N/A            569.65595037     0.00000000    1.89885317    1.89885317          569.65595037      AIO_II       4.000000 %
AIO_III   N/A            569.65595037     0.00000000    1.89885317    1.89885317          569.65595037      AIO_III      4.000000 %
X_IO      N/A                   #####     0.00000000    3.90217577    3.90217577                   ###      X_IO         0.000000 %
-------------------------------------------------------------------------------------------------  --------------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                    ---------------------------------------

Sec. 7.09(ii)            Distributions Allocable to Principal
                         Group I
                         Scheduled Monthly Payments                                         266,396.95
                         Curtailments                                                        61,104.60
                         Prepayments in Full                                              4,082,078.17
                         Loans Repurchased by Seller                                              0.00
                         Substitution Amounts                                                     0.00
                         Net Liquidation Proceeds                                                 0.00

                         Group II
                         Scheduled Monthly Payments                                          97,190.57
                         Curtailments                                                        21,255.94
                         Prepayments in Full                                              6,367,641.92
                         Loans Repurchased by Seller                                              0.00
                         Substitution Amounts                                                     0.00
                         Net Liquidation Proceeds                                                 0.00

                         Group III
                         Scheduled Monthly Payments                                          98,962.84
                         Curtailments                                                        79,107.95
                         Prepayments in Full                                              5,646,998.00
                         Loans Repurchased by Seller                                              0.00
                         Substitution Amounts                                                     0.00
                         Net Liquidation Proceeds                                                 0.00

                         Subordination Increase Amount                                    2,216,164.56
                         Excess Overcollateralization Amount                                      0.00

Sec. 7.09(iv)            Class Interest Carryover Shortfall
                         Class AF-1                                                               0.00
                         Class AF-2                                                               0.00
                         Class AF-3                                                               0.00
                         Class AF-4                                                               0.00
                         Class AF-5                                                               0.00
                         Class AF-6                                                               0.00
                         Class AV-1                                                               0.00
                         Class AV-2                                                               0.00
                         Class M-1                                                                0.00
                         Class M-2                                                                0.00
                         Class M-3                                                                0.00
                         Class B                                                                  0.00

Sec. 7.09(v)             Class Principal Carryover Shortfall
                         Subordinate Certificates
                         Class M-1                                                                0.00
                         Class M-2                                                                0.00
                         Class M-3                                                                0.00
                         Class B                                                                  0.00

Sec. 7.09(vi)            Aggregate Loan Balance of Each Group
                         Group I Beginning Aggregate Loan Balance                       221,218,966.89
                         Group I Ending Aggregate Loan Balance                          216,809,387.17

                         Group II Beginning Aggregate Loan Balance                      162,531,528.22
                         Group II Ending Aggregate Loan Balance                         156,045,439.79

                         Group III Beginning Aggregate Loan Balance                     158,921,335.10
                         Group III Ending Aggregate Loan Balance                        153,096,266.31

Sec. 7.09(vii)           Overcollateralization
                         Total Overcollateralization Amount                               4,529,603.28
                         Total Required Overcollateralization Amount                     15,000,048.18

Sec. 7.09(viii)          Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)            Substitution Amounts
                         Group I                                                                   0.00
                         Group II                                                                  0.00
                         Group III                                                                 0.00

Sec. 7.09(ix)            Loan Purchase Price Amounts
                         Group I                                                                   0.00
                         Group II                                                                  0.00
                         Group III                                                                 0.00

Sec. 7.09(x)             Weighted Average Net Coupon Rate
                         Group I                                                               8.2794 %
                         Group II                                                              7.9821 %
                         Group III                                                             8.1325 %

Sec. 7.09(xi)            Monthly Remittance Amount
                         Group I                                                           5,936,211.24
                         Group II                                                          7,567,536.71
                         Group III                                                         6,902,420.04

Sec. 7.09(xi)            Weighted Average Gross Margin
                         Group II Loans                                                        8.2890 %
                         Group III Loans                                                       8.3360 %

Sec. 7.09(xiv)           Largest Loan Balance
                         Group I                                                             588,054.05
                         Group II                                                            352,446.47
                         Group III                                                           624,291.33

Sec. 7.09(xv)            Basic Principal Amount
                         Group I                                                           4,409,579.72
                         Group II                                                          6,486,088.43
                         Group III                                                         5,825,068.79

Sec. 7.09(xvi)           Net Wac Cap Carryover Paid
                         Group I                                                                   0.00
                         Group II                                                                  0.00
                         Group III                                                                 0.00
                         Subordinate                                                               0.00

Sec. 7.09(xvi)           Remaining Net Wac Cap Carryover
                         Group I                                                                   0.00
                         Group II                                                                  0.00
                         Group III                                                                 0.00
                         Subordinate                                                               0.00

Sec. 7.09(xviii)         Net Wac Cap
                         Group I Net WAC Cap                                                     7.06 %
                         Group II Net WAC Cap                                                    6.78 %
                         Group III Net WAC Cap                                                   6.91 %
                         Subordinate Net WAC Cap                                                 6.85 %

Sec. 7.09(xix)           Applied Realized Loss Amounts
                         Subordinate Certificates
                         Class M-1                                                                 0.00
                         Class M-2                                                                 0.00
                         Class M-3                                                                 0.00
                         Class B                                                                   0.00

Sec. 7.09(xx)            Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)          Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                                Group 1
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               30-59 days                     46            1,897,795.52                   0.88 %
                                               60-89 days                     16              771,450.19                   0.36 %
                                               90+days                         5              157,760.45                   0.07 %
                                               Total                      67                2,827,006.16                   1.31 %
                                                Group 2
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               30-59 days                     36            2,718,069.36                   1.74 %
                                               60-89 days                     13            1,451,710.90                   0.93 %
                                               90+days                         4              283,369.84                   0.18 %
                                               Total                      53                4,453,150.10                   2.85 %
                                                Group 3
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               30-59 days                     46            3,832,454.02                   2.50 %
                                               60-89 days                     12              676,203.38                   0.44 %
                                               90+days                         9              626,015.50                   0.41 %
                                                Total                         67            5,134,672.90                   3.35 %
                                                Group Totals
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               30-59 days                    128            8,448,318.90                   1.61 %
                                               60-89 days                     41            2,899,364.47                   0.55 %
                                               90+days                        18            1,067,145.79                   0.20 %
                                                Total                        187           12,414,829.16                   2.36 %

Sec. 7.09(b)(ii)         Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                         33            2,297,892.90                 1.06 %
                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                         18            1,558,243.55                 1.00 %
                                                Group 3
                                                                     Principal
                                                Number               Balance               Percentage
                                                          8              994,337.03                 0.65 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                         59            4,850,473.48                 0.92 %

Sec. 7.09(b)(iii)        Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy


                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                         16              683,334.21                 0.32 %
                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                         11            1,157,315.72                 0.74 %
                                                Group 3
                                                                     Principal
                                                Number               Balance               Percentage
                                                         14            1,046,887.38                 0.68 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                         41            2,887,537.31                 0.55 %

Sec. 7.09(b)(iii)        Balloon Loans
                         Number of Balloon Loans                                                                     104.00
                         Balance of Balloon Loans                                                              7,102,714.02


Sec. 7.09(b)(iv)         Number and Aggregate Principal Amounts of REO Loans
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %
                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                          2              179,135.10                 0.11 %
                                                Group 3
                                                                     Principal
                                                Number               Balance               Percentage
                                                          1              133,311.26                 0.09 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                          3              312,446.36                 0.06 %

Sec. 7.09(b)(v)          Book Value of REO Loans
                         Group I                                                                                               0.00
                         Group II                                                                                        179,300.00
                         Group III                                                                                             0.00

Sec. 7.09(b)(vi)         Realized Losses
                         Group I:
                         Monthly Realized Losses                                                                               0.00
                         Cumulative Realized Losses                                                                        7,926.57
                         Group II:
                         Monthly Realized Losses                                                                               0.00
                         Cumulative Realized Losses                                                                            0.00
                         Group III:
                         Monthly Realized Losses                                                                               0.00
                         Cumulative Realized Losses                                                                            0.00

Sec. 7.09(b)(vii)        Net Liquidation Proceeds
                         Group I                                                                                               0.00
                         Group II                                                                                              0.00
                         Group III                                                                                             0.00

Sec. 7.09(b)(viii)       60+ Delinquency Percentage (Rolling Three Month)                                                  1.6324 %

Sec. 7.09(b)(ix)         Cumulative Loss Percentage                                                                          0.00 %
                         Cumulative Realized Losses Since Cut-Off Date                                                     7,926.57
                         Aggregate Loan Balance as of the Cut-Off Date                                               600,001,927.13

Sec. 7.09(b)(x)          Has a Trigger Event Occurred?                                                                           NO

                         1-Month LIBOR for Current Distribution Date                                                      1.12000 %

